UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2015

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 2, 2015, the Company filed with the Secretary of State of the State of Colorado an Articles of Amendment (the “Articles of Amendment”) to its Articles of Incorporation (the “Articles of Incorporation”), increasing the number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000 shares in lieu of reincorporating the Company in Delaware, as discussed under Item 5.07 below. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein. The Company’s shareholders approved the Certificate of Amendment at a special meeting of the shareholders on February 27, 2015 (the “Special Meeting”), as more specifically described under Item 5.07 below.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote of shareholders at the Special Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 23, 2015.

Proposal No. 1 – Reincorporation in Delaware. The stockholders approved a proposal to reincorporate the Company in Delaware by the votes set forth in the table below:

For	Against/Withheld	Abstained	Broker Non-Vote
33,237,007	1,776,641	12,374	6,582,505

Proposal No. 2 – Amendment to Articles of Incorporation to Increase the Number of Authorized Shares. The stockholders approved a proposal to amend the Articles of Incorporation to increase the total number of authorized shares of common stock of the Company from 100,000,000 to 200,000,000 by the votes set forth in the table below:

For	Against/Withheld	Abstained	Broker Non-Vote
35,941,614	5,609,057	57,856	0

Proposal No. 3 – Amendment to 2012 Equity Incentive Plan to Increase the Total Number of Shares Reserved For Issuance. The stockholders approved a proposal to increase the total number of shares authorized for issuance under the Company’s 2012 Equity Incentive Plan from 3,000,000 to 5,000,000 by the votes set forth in the table below:

For	Against/Withheld	Abstained	Broker Non-Vote
24,035,055	10,950,093	40,874	6,582,505

Proposal No. 4 – Adjournment of the Special Meeting. The stockholders approved a proposal to adjourn the Special Meeting to solicit more proxies in the event insufficient proxies were present at the Special Meeting to approve the preceding proposals by the votes set forth in the table below:

For	Against/Withheld	Abstained	Broker Non-Vote
28,270,098	3,679,405	3,076,519	6,582,505

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of CytoDyn Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

March 2, 2015	By:	/s/ Michael D. Mulholland
	Name:	Michael D. Mulholland
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of CytoDyn Inc.